Investor Class – BRBLX Institutional Class - BRBIX

Summary Prospectus	August 1, 2012
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.bearlybullish.com.  You may also obtain this information at no cost by calling 1-877-337-3707 or by sending an e-mail request to info@bearlybullish.com. The Fund's Prospectus and SAI, both dated July 31, 2012, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The BearlyBullish Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and full redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%
Distribution (Rule 12b-1) Fee	0.25%	None
Acquired fund fees and expenses	0.02%	0.02%
Other expenses1	2.00%	2.00%
Total annual fund operating expenses1	3.27%	3.02%
Fee waiver and/or expense reimbursements2	(1.76%)	(1.76%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1,2	1.51%	1.26%

1
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.49% and 1.24% of average daily net assets for Investor Class and Institutional Class Shares, respectively.  This agreement is in effect until July 31, 2013, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$154	$842	$1,555	$3,447
Institutional Class	$128	$767	$1,432	$3,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from June 15, 2011 (commencement of operations) to March 31, 2012, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  Although the Fund may invest in any size company, investments will generally be in large and medium-sized companies.  The Fund’s advisor considers large and medium sized companies to be those with market capitalizations above $10 billion and within $2 billion to $10 billion, respectively, at the time of purchase.  The Fund also may invest in equity securities of Canadian issuers and American depository receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Advisor will generally decrease the Fund’s holdings in equity securities and increase its holdings in cash equivalents and/or U.S. government securities when it believes market or economic factors signal a declining market (“bearish”).  When it believes market factors signal an upward moving market (“bullish”), the Advisor will decrease the Fund’s holdings in cash equivalents and/or U.S. government securities and increase its equity holdings.

The Fund is non-diversified and therefore is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Management Risks: The Fund is an actively managed portfolio. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•
Medium-Sized Company Risks: The securities of mid-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•
Foreign Investment Risks: Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.  Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments.

•
Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Portfolio Turnover Risk: The Fund’s turnover rate may be high.  A high turnover rate (100% or more) may lead to higher transaction costs and may result in a greater number of taxable transactions, and it may negatively affect the Fund’s performance.

Performance

The Fund does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Alpha Capital Management (the “Advisor” or “ACM”)

Portfolio Manager

Buddie C. Ballard, Jr., CFA and Michael T. Turner, CFA have served as the portfolio managers of the Fund since its inception on June 15, 2011.

Purchase and Sale of Fund Shares

Currently, the Institutional Class Shares are not available for purchase.  To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$1,000	$1
Traditional and Roth IRA Accounts	$500	$1
Automatic Investment Plan	$100	$25
Gift Account For Minors	$100	$1
Institutional Class
All Accounts	$100,000	$10,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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